UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Rigetti Computing, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44576-P09054 RIGETTI COMPUTING, INC. 775 HEINZ AVENUE BERKELEY, CA 94710 RIGETTI COMPUTING, INC. 2024 Annual Meeting of Stockholders to be held on June 18, 2024 at 9:30 A.M. Pacific Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.virtualshareholdermeeting.com/RGTI2024. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. You invested in RIGETTI COMPUTING, INC. and it’s time to vote! Stockholders of record as of the close of business on April 22, 2024 have the right to vote on proposals being presented at the 2024 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the 2024 Annual Meeting of Stockholders to be held on June 18, 2024. Vote Virtually at the Meeting* June 18, 2024 9:30 am Pacific Time Virtually at: www.virtualshareholdermeeting.com/RGTI2024 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@ proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V44577-P09054 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3 AND 4 1. To elect two Class II directors each to hold office until the 2027 Annual Meeting of Stockholders. For Nominees: 01) Thomas J. Iannotti 02) Alissa M. Fitzgerald 2. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio of 1-for-10 (the “Reverse Stock Split Proposal”). For 3. To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 4. To approve the adjournment of the Company’s 2024 Annual Meeting of Stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal. For NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponements thereof.